UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 2014

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)
or organization)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On April 15, 2014, Walter Energy, Inc. announced the idling of its Canadian operations, including the Wolverine and Brazion coal mines in British Columbia, beginning in April 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 15, 2014	By:	/s/ Earl H. Doppelt
Earl H. Doppelt
Executive Vice President, General Counsel and Secretary